                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  George J. Longo,  the Chief Financial  Officer of The Quigley
Corporation,  a Nevada corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-Q for the quarter  ended  September 30, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/  George J. Longo
                                             -----------------------------------
                                             George J. Longo
                                             Chief Financial Officer
                                             November 12, 2004